Exhibit 10.1

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Amendment”) is made and entered into as of April 22, 2014, by and between WATER GARDEN REALTY HOLDING LLC, a Delaware limited liability company (“Landlord”), and CORNERSTONE ONDEMAND, INC., a Delaware corporation (“Tenant”).

A.    Landlord and Tenant are parties to that certain Office Lease dated as of November 29, 2011 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of April 24, 2012 and that certain Second Amendment to Lease dated as of February 28, 2013 (collectively, the “Lease”), pertaining to certain Premises consisting of Eighty-One Thousand Two Hundred Thirty-One (81,231) rentable square feet located on the fourth (4th) floor of the South tower of the building located at 1601 Cloverfield Boulevard, Santa Monica, California, as more particularly described in the Lease. All terms defined in the Lease shall have the same meanings when used in this Amendment, unless a different meaning is clearly expressed herein.

B.    Tenant has requested that Landlord consent to occupancy of approximately 5,403 rentable square feet of the Premises by start-up businesses and business ventures for whom Tenant is acting as a “business incubator” (i.e., assisting with financial, technical and/or other business support in furtherance of business growth and development) (collectively, “Incubator Users”), and Landlord has agreed to permit such occupancy upon and subject to the terms and conditions set forth hereinbelow.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Incubator Users. Notwithstanding anything to the contrary contained in Article 14 of the Original Lease, Tenant shall have the right, without the need to request additional Landlord consent and without obligation to pay a Transfer Premium, to permit Incubator Users to occupy approximately 5,403 rentable square feet of the Premises, as more particularly shown on Exhibit “A” attached hereto (the “Incubator Space”) upon and subject to the following terms and conditions:

(a)    prior to use and occupancy by an Incubator User, Tenant shall provide Landlord with written notice of the name of the Incubator User, a description of the Incubator User’s business and contact information for the Incubator User;

(b)    Tenant shall promptly provide Landlord with other information reasonably requested by Landlord from time to time regarding the Incubator User(s);

(c)    Tenant shall not charge rent for the Incubator Space;

(d)    all Incubator Users shall be of a character consistent with a first-class office building;

(e)    the Incubator Users shall use the Incubator Space in conformity with all applicable provision of the Lease; and

(f)    in no event shall an Incubator User be a person, group or entity named by any Executive Order or the United States Treasury Department as a terrorist, "Specially Designated National and Blocked Person", or other banned or blocked person, entity, nation or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control.

Notwithstanding such occupancy of the Incubator Space by Incubator Users, Tenant shall be considered to remain in possession and occupancy of the Incubator Space without a sublease or assignment, including for purposes of Sections 2.2.4(ii) and 23.3.2(ii) of the Original Lease, but the Incubator Users shall be considered permitted Transferees for purposes of Section 28.4 of the Original Lease.

2.    General Provisions.

2.1    Brokerage Commission. Tenant covenants and agrees that under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with any occupancy of the Incubator Space by Incubator Users, and Tenant agrees to protect, defend, indemnify and hold Landlord harmless from the same and from any cost or expense (including, but not limited to, attorneys’ fees) incurred by Landlord in resisting any claim for any such brokerage commission.

2.2    California Civil Code Section 1938. As of the date of this Amendment, the Premises, Building and Project have not been inspected by a Certified Access Specialist as referred to in Section 1938 of the California Civil Code.

2.3    Lease Ratified. Except as specifically amended or modified herein, each and every term, covenant, and condition of the Lease as amended is hereby ratified and shall remain in full force and effect.

2.4    Successors. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and permitted assigns.

2.5    Governing Law. This Amendment shall be interpreted and construed in accordance with the law of the State of California.

2.6    Lender Consent. Landlord represents that there currently is no deed of trust encumbering the Project.

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2.7    Counterparts. This Amendment may be executed in one or more counterparts, and each set of duly delivered identical counterparts which includes all signatories shall be deemed to be one original document.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

“Landlord”:

WATER GARDEN REALTY HOLDING LLC,
a Delaware limited liability company

By:	Commingled Pension Trust Fund (Strategic Property) of JPMorgan Chase Bank, N.A., a Member

By:	JPMorgan Chase Bank, N.A., as Trustee

By: /s/ Lauren B. Graham

Name: Lauren B. Graham
Title: Vice President - Real Estate
Date Signed: 6/4/2014

“Tenant”:

CORNERSTONE ONDEMAND, INC.,
a Delaware corporation

By:     /s/ Adam Miller
Adam Miller, Chief Executive Officer
Date Signed: 6/4/2014

By:    /s/ Perry A. Wallack
Perry A. Wallack, Chief Financial Officer
Date Signed: 6/4/2014

EXHIBIT “A”

INCUBATOR SPACE (located in bottom right-hand corner and labeled “Incubation”)

4TH FLOOR FURNITURE PLAN

1/8"=1'-0"

1

PREPARED BY

S K I N

ARCHITECTURE | INTERIOR DESIGN

PROJECT TITLE

CORNERSTONE OnDemand

1601 CLOVERFIELD BLVD., SUITE 400 SOUTH
SANTA MONICA, CA 90404

NO.	ISSUE	DATE	NO.	ISSUE	DATE
	PLAN CHECK 1	11/15/13			
	BID SET	11/22/13			
	PLAN CHECK 2	01/21/14			
△	LANDLORD CHECK 1	01/31/14			
△	CONSTRUCTION SET	02/25/14			
△	PLAN REVISION 1	03/17/14			

DRAWING TITLE

4TH FLOOR FURNITURE PLAN

ARCHITECT SEAL		
	DESIGNED CTM, DDD	PROJECT NO. SKN-2013081
	DRAWN CTM	SCALE AS NOTED
	CHECKED CTM, DDD	DRAWING NO. A2.5
	DATE 4/21/14	

[illegible] Copyright 2014 All Rights Reserved

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